                                                                    Exhibit 10.8

                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                           PINNACLE TOWERS III INC.

     In accordance with Section 607.1007 of the Florida Business Corporation Act ("FBCA"), the Articles of Incorporation of Pinnacle Towers III Inc., a Florida corporation (the "Corporation"), are hereby amended and restated to read in their entirety as follows:

                               ARTICLE I.  NAME
                               ----------------

     The name of the Corporation is:

                           PINNACLE TOWERS III INC.

                             ARTICLE II.  ADDRESS
                             --------------------

     The mailing address of the Corporation is:

          1549 Ringling Boulevard
          Sarasota, Florida 34236

                    ARTICLE III.  COMMENCEMENT OF EXISTENCE
                    ---------------------------------------

     The existence of the Corporation will commence at 12:01 A.M., the date of filing of these Articles of Incorporation.

                             ARTICLE IV.  PURPOSE
                             --------------------

     The Corporation is organized to engage in any activity or business permitted under the laws of the United States and Florida.

                         ARTICLE V.  AUTHORIZED CAPITAL
                         ------------------------------

     A.   AUTHORIZED SHARES.  The total number of shares of capital stock that
          -----------------
the Corporation has authority to issue is:


          1. 1,960,440 shares of Voting Common Stock, par value $0.001 per share (the "Voting Common");
                 -------------

          2. 1,965,000 shares of Nonvoting Common Stock, par value $0.001 per share (the "Nonvoting Common"); and
                 ----------------

          3. 1,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").
           ---------------

     B.   COMMON STOCK.  The Voting Common and the Nonvoting Common are
          ------------
collectively referred to as the "Common Stock".  The shares may be issued from
                                 ------------
time to time as authorized by the Board of Directors of the Corporation without further approval of the shareholders of the Corporation, except as otherwise provided herein or to the extent that such approval is required by statute, law, rule or regulation. Shares of Common Stock will have the rights, preferences and limitations set forth below. Capitalized terms used and not otherwise defined in this Section B shall have the meaning set forth in Section 9.

          1.   Voting Rights.  Except as otherwise provided in this Article V or
               -------------
as otherwise required by applicable law, (a) holders of Voting Common shall be entitled to one vote per share on all matters to be voted on by the shareholders of the Corporation, and (b) holders of Nonvoting Common shall have no right to vote on any matter to be voted on by the shareholders of the Corporation, except as otherwise required by statute, law, rule or regulation.

          2.   Dividends.  As and when dividends are declared or paid thereon,
               ---------
whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis; provided, that (i) if dividends are declared that are payable in
             --------
shares of Voting Common or Nonvoting Common then dividends shall be payable at the same rate on each such class of Common Stock and the dividends payable in shares of Voting Common shall be payable to holders of Voting Common, and dividends payable in shares of Nonvoting Common shall be payable to holders of Nonvoting Common, and (ii) if the dividends consist of other voting securities of the Corporation, then the Corporation shall make available to each holder of Nonvoting Common, at such holder's request, dividends consisting of non-voting securities of the Corporation which are otherwise identical to such other voting securities.

          3.   Liquidation.  The holders of Common Stock shall be entitled to
               -----------
participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

          4    Stock Splits And Stock Dividends.  If there are any shares of
               --------------------------------
Common Stock issued and outstanding, the Corporation will not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of Common Stock of one class unless the outstanding Common Stock of all the other classes will be proportionately subdivided or combined. All such subdivisions will be payable only in Voting Common only to the holders of Voting Common and in Nonvoting Common only to the holders of Nonvoting Common.

          5.   Percentage Limits.  No share of Common Stock will be sold or
               -----------------
otherwise transferred (with or without consideration) to any individual if such transfer would result in the ownership by such individual in combination with four or fewer individuals (within the meaning of Section 542(a)(2) of the Internal Revenue Code of 1986 (the "Code")) of more than fifty percent of the aggregate value of all shares of all classes of capital stock of the Corporation (the "Percentage Ownership Limit").
      --------------------------

          6.   Distributions.  Subject to any right of any holder of Preferred
               -------------
Stock to receive any distribution whether in cash, property or securities and whether by dividend, liquidation, distribution or otherwise ("Distribution"), the holders of Common Stock will be entitled to receive any Distribution ratably among such holders on the basis of the number of shares of Common Stock held by such holders.

          7.   Approval by Voting Common.  So long as any Voting Common remains
               -------------------------
outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Voting Common, the Corporation will not, nor will it permit any Subsidiary to (i) issue any Senior Securities, Pari Passu Securities or Common Stock, other than to issue up to 5,000 additional shares of Nonvoting Common in order for it, in the judgment of any officer of the Corporation, to obtain or maintain the status of the Corporation as a Real Estate Investment Trust under Section 856-860 of the Code; (ii) redeem, purchase or otherwise acquire directly or indirectly any Pari Passu Securities or Common Stock, (iii) sell, transfer, assign or dispose of or lease to one or more Affiliates in one or more related series of transactions or take any similar action with respect to any substantial portion of the Corporation's assets, or make any material acquisition of assets, other than pursuant to that certain Agreement for Purchase and Sale effective as of August 31, 1999, between the Corporation and Pinnacle Towers Inc., a Delaware corporation; (iv) Incur in excess of $100,000 in Debt for borrowed money; (v) enter into a transaction with an Affiliate of the Corporation involving consideration in excess of $10,000; (vi) directly or indirectly pay or declare any dividend or make any distribution upon any Pari Passu Securities or any Common Stock; or (v) Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt.

          8.   Reserved Shares.  The Corporation will at all times reserve and
               ---------------
keep available out of its authorized Voting Common a sufficient number of shares of Voting Stock to issue upon conversion of any shares of "Series A. Preferred" (as defined herein) or indebtedness of the Corporation that is outstanding from time to time that is convertible into Voting Common to satisfy the Corporation's obligations to issue Voting Common upon any such conversions.

          8.   Definitions.  As used herein or in Section V (C) hereof, the
               -----------
following terms have the following respective meanings:

          "Capital Lease Obligation" of the Corporation means the obligation to
           ------------------------
     pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of the Corporation which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of the Corporation in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of the Corporation in accordance with generally accepted accounting principles.

          "Debt" means (without duplication), with respect to the Corporation,
           ----
     whether recourse is to all or a portion of the assets of the Corporation and whether or not contingent, (i) every obligation of the Corporation for money borrowed, (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of the Corporation with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Corporation, (iv) every obligation of the Corporation issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),
     (v) every Capital Lease Obligation of the Corporation, (vi) all Receivables Sales of the Corporation, together with any obligation of the Corporation to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, (vii) every obligation under Interest Rate or Currency Protection Agreements of the Corporation and (viii) every obligation of the type referred to in clauses (i) through
     (vii) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any contingent Debt, shall be the maximum principal amount hereof, (b) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principals, and (c) any Receivables Sale, shall be the amount, if any, in connection with such Receivables Sale for which there is recourse to the seller or any of its Subsidiaries.

          "Guarantee" of the Corporation means any obligation, contingent or
           ---------
     otherwise, of the Corporation guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "Primary Obligor") in
                                                          --------------
     any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity or other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have the meanings correlative to the foregoing); provided, however, that the Guarantee by the Corporation shall not include endorsements by the Corporation for collection or deposit, in either case, in the ordinary course of business.

          "Incur" means, with respect to any Debt or other obligation of the
           -----
     Corporation, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of the Corporation (and "Incurrence", "Incurred", "Incurable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of the Corporation that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

          "Interest Rate or Currency Protection Agreement" of the Corporation
           ----------------------------------------------
     means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

          "Junior Securities" means any capital stock or other equity securities
           -----------------
     of the Corporation, except for the Series A Preferred (as defined below), Senior Securities and Pari Passu Securities.

          "Liquidation Value" means, in relation to any Share, $1,000,000.
           -----------------

          "Pari Passu Securities" means shares of any series of preferred stock
           ---------------------
     of the Corporation created and authorized in accordance with the Articles of Incorporation of the Corporation, if the terms of such series expressly provide that shares of such series will be "Pari Passu Securities" with respect to the Series A Preferred.

          "Person" means any individual, corporation, partnership, joint
           ------
     venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Receivables" means receivables, chattel paper, instruments, documents
           -----------
     or intangibles evidencing or relating to the right to payment of money.

          "Receivables Sale" of the Corporation means any sale of Receivables of
           ----------------
     the Corporation (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of the Corporation relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

          "Senior Securities" means shares of any series of preferred stock of
           -----------------
     the Corporation created and authorized in accordance with the Articles of Incorporation of the Corporation, if the terms of such other series expressly provide that shares of such series will be "Senior Securities" with respect to the Series A Preferred.

          "Subsidiary" means any corporation of which the shares of outstanding
           ----------
     capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

     C.   PREFERRED STOCK.
          ---------------

          1.   Generally.  Shares of Preferred Stock may be issued from time to
               ---------
time in one or more series. The Board of Directors of the Corporation without further approval by the shareholders of the Corporation is hereby expressly authorized to determine and alter all rights, preferences, privileges, qualifications, limitations and restrictions of any such series (including, without limitation, voting rights and the limitation and exclusion of voting rights) of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status that such shares had prior to the adoption of the resolution originally fixing the number of shares of such series. No share of any series of Preferred Stock will be sold or otherwise transferred (with or without consideration) to any individual if such transfer would result in a violation of the Percentage Ownership Limit.

          2.   Voting Rights.  The holders of shares of Preferred Stock shall
               -------------
not be entitled to vote except unless established by the Board of Directors or otherwise required by statute, law, rule or regulation.

          3.   Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Preferred Stock, solely for the purpose of paying dividends, such number of shares of Preferred Stock as shall be required to satisfy only dividend requirements.

          4.   Retirement of Shares.  Shares of Preferred Stock that are
               --------------------
redeemed by the Corporation shall be permanently retired and shall not under any circumstances be reissued.

     5.   Series A Convertible Preferred Stock.
          ------------------------------------

          5(a).   Designation and Number of Shares.  The Corporation is hereby
                  --------------------------------
authorized to issue from time to time a total of 100 shares of Preferred Stock to be designated Series A Convertible Preferred Stock, with $0.001 par value per share, having the preferences, qualifications, rights and privileges set forth herein (the "Series A Preferred"). Capitalized terms used and not otherwise
             ------------------
defined in this Section 5 shall have the meanings set forth in Section B(8) above.

          5(b).  Rank.
                 ----

                 (i) Priority.  The Series A Preferred will rank with respect to
                     --------
dividend rights and rights on liquidation, winding up and dissolution: (a) senior to the Common Stock and all other Junior Securities; (b) pari passu with all Pari Passu Securities; and (c) junior to all Senior Securities.

                 (ii) Distributions.  Any distribution made pursuant to dividend
                      -------------
rights or rights on liquidation, winding up, or dissolution will be made to the holders of the Corporation's securities in accordance with the relative priorities set forth above, and any such distribution will fully satisfy the Corporation's obligations to the holders of a senior security prior to any distribution to the holders of any Junior Security.

          5(c).  Dividends.
                 ---------

                 (i). General Obligation.  When and as declared by the
                      ------------------
Corporation's Florida, and subject to the terms of any Senior Securities, the Corporation will pay preferential dividends to the holders of the Series A Preferred as provided in this Section 5(c)(i). Dividends on each share of the Series A Preferred (a "Share") will accrue on a daily basis at the rate of 18% per annum of the sum of
 -----
the Liquidation Value thereof from time to time plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of: (a) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation; or (b) the date on which such Share is acquired by the Corporation. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                 (ii)   Dividend Reference Dates.  To the extent not paid on
                        ------------------------
March 31, June 30, September 30 or December 31 of any year, beginning with the first such date after the date of issuance of the Share in question (each a "Dividend Reference Date"), all dividends which have accrued on each Share
 -----------------------
outstanding during the three-month period (or other period, in the case of the first Dividend Reference Date after the date of issuance of such Share) ending upon each such Dividend Reference Date will be accumulated and will remain accumulated and accrue dividends with respect to such Share until paid to the holder thereof.

                 (iii)  Distribution of Partial Dividend Payments.  If at any
                        -----------------------------------------
time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred, such payment will be distributed pro rata among the holders thereof based upon the rank and number of Shares held by each such holder.

          5(d).  Liquidation.  Subject to the terms of any Senior Securities,
                 -----------
upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series A Preferred will be entitled to be paid, after any required distribution or payment is made upon any Senior Securities, before any distribution or payment is made upon any Junior Securities, and on a pari passu basis (pro rata according to the relative amounts to be paid) with any required distribution or payment to be made upon any Pari Passu Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series A Preferred will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of the Series A Preferred and any Pari Passu Securities are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 5(d), then the entire assets available to be distributed to the Corporation's shareholders will be distributed pro rata among the holders of Series A Preferred and any Pari Passu Securities based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred, and the comparable amount payable to the holders of any Pari Passu Securities, held by each such holder. Neither the consolidation or merger of the Corporation into or with any other entity or entities (whether or not the Corporation is the surviving entity), nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation nor any other form of recapitalization or reorganization affecting the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5(d).

          5(e). Voting Rights.  Except as otherwise may be required herein or by
                -------------
the FBCA, the holders of the Series A Preferred will not be entitled to notice of any meeting of the shareholders of the Corporation and will not be entitled to vote, together with any other shareholders or as a separate class, on any matter to be voted on by the Corporation's shareholders.

          5(e)  Approval by Series A Preferred.  So long as any Series A
                ------------------------------
Preferred remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series A Preferred, the Corporation will not, nor will it permit any Subsidiary to (i) issue any Senior Securities or Pari Passu Securities; (ii) redeem, purchase or otherwise acquire directly or indirectly any Pari Passu Securities or Junior Securities; (iii) sell, transfer, assign or dispose of or lease to one or more Affiliates in one or more related series of transactions or take any similar action with respect to a majority of the Corporation's assets; or (iv) directly or indirectly pay or declare any dividend or make any distribution upon any Pari Passu Securities or any Junior Securities.

          5(f). Conversion Rights.  Each share of Series A Preferred shall be
                -----------------
convertible by the holder thereof at any time into a number of shares of voting or nonvoting Common Stock or in any combination thereof as selected by the holder equal to the Liquidation Value of such share plus, without duplication, all accrued and unpaid dividends thereon divided by 25, with such number being subject to such adjustments to account for any increase or decrease in the number of outstanding shares of Common Stock that results from a stock split, stock dividend, combination of shares, merger or other event affecting the number of outstanding shares of Common Stock (the "Conversion Shares"), which conversion shall be effective no later than one business day after a notice of conversion is delivered by the holder thereof to the Corporation.

          5(g). Registration of Transfer.  The Corporation will keep at its
                ------------------------
principal office a register for the registration of Series A Preferred. Upon the surrender of any certificate representing Series A Preferred at such place, the

Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred represented by the surrendered certificate.

          5(h). Replacement.  Upon receipt of evidence reasonably satisfactory
                -----------
to the Corporation (provided that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Share(s), and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such Series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

          5(i). Amendment and Waiver.  No amendment, modification or waiver
                --------------------
will be binding or effective with respect to any provision of any of Sections 5(a) through 5(i) hereof without the prior written consent of the holders of a majority of the Series A Preferred outstanding at the time such action is taken; provided that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of a majority of the Series A Preferred then outstanding.

     D.   TRANSFER OF STOCK.
          -----------------

          1.  Transfer Restrictions.  Inasmuch as it is the intention of the
              ---------------------
Corporation and its shareholders that the Corporation satisfy the provisions of the Code relating to qualification of the Corporation as a "real estate investment trust," particularly Section 856(a)(5) of the Code, no holder of any share of any capital stock may transfer any such share or any interest therein to any other individual, firm, corporation, entity or other person if, as a result of such transfer, either (i) beneficial ownership of all shares of all classes of capital stock would be held by less than 100 persons (the "Aggregate
                                                                      ---------
Ownership Limit"), if beneficial ownership of all shares of all
---------------
classes of capital stock was held by 100 or more persons prior to such transfer, or (ii) a violation of the Percentage Ownership Limit would occur.

          2.  Registration of Transfers.  The Corporation will keep at its
              -------------------------
principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock and Preferred Stock. Upon the surrender at such place of any certificate representing shares of any class of capital stock with respect to all of which a transfer would satisfy all requirements of paragraph 1 of this Part D, the Corporation will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of the class represented by the surrendered certificate, and the Corporation forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate (so long as the requirements of this paragraph 2 and paragraph 1 of this Part D are otherwise satisfied with respect to the capital stock represented by such certificate) and will be substantially identical in form to the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

          3.  Replacement.  Upon receipt of evidence reasonably satisfactory to
              -----------
the Corporation (an affidavit of the registered holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock or Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor then its own agreement will be satisfactory) or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense), execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          4.  Amendment And Waiver. No amendment or waiver of any provision of
              ---------------------
this Part D will be effective without the prior approval of the holders of a majority of the votes entitled to be cast by the holders of Voting Common.

     E.  UNAUTHORIZED TRANSFERS.
         ----------------------

          1.  Effect Of Unauthorized Transfers.  Any transfer of any share of
              --------------------------------
any class of capital stock of the Corporation in violation of the Percentage Ownership Limit, the Aggregate Ownership Limit, and/or any other restriction or requirement specified in this Article V (a "Purported Transfer") will be void and of no
                                ------------------
legal effect. Any Purported Transfer will cause (without action on the part of the Corporation, the transferee (the "Prohibited Transferee"), or the
                                      ---------------------
transferor) all shares (or interests therein) involved in such Purported Transfer to be transferred to the Corporation, as trustee (in such capacity, the "Trustee") in trust for the exclusive benefit of one or more organizations
 -------
described in Section 501(c)(3) of the Code (the "Charitable Beneficiaries"). The
                                                 ------------------------
Trustee will be deemed to own such shares for the benefit of the Charitable Beneficiaries on the day prior to the date of the Purported Transfer. Any dividends or distributions paid by the Corporation to the Purported Transferee prior to discovery of a Purported Transfer, will be disgorged and repaid to the Corporation, as Trustee, by the Prohibited Transferee. Any dividend declared after a Purported Transfer but unpaid will be rescinded as void ab initio with respect to the Prohibited Transferee. Any dividends so disgorged or rescinded will then be paid over to the Trustee and held in trust for the Charitable Beneficiaries. Any vote taken by a Prohibited Transferee prior to the discovery by the Corporation of a Purported Transfer will be rescinded as void ab initio. With respect to the shares involved in the Purported Transfer, the Trustee will be deemed to have an irrevocable proxy to vote such shares for the benefit of the Charitable Beneficiaries.

          2.  Notification Of Proposed Transfers.  In order that the Corporation
              ----------------------------------
may enforce the Aggregate Ownership Limit and the Percentage Ownership Limit, no share of any class or series of capital stock of the Corporation will be transferable by the holder thereof unless, not less than 30 days prior to any such proposed transfer, the holder of any and all shares proposed to be transferred ("Transferred Shares") delivers to the Corporation written notice of
              ------------------
its intention to effect such a transfer.

          3.  Legend.  Each certificate for shares of capital stock of the
              ------
Corporation shall bear substantially the following legend:

     "The shares represented by this certificate are subject to restriction on transfer and ownership for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Code. Subject to certain further restrictions and except as expressly provided in the Corporation's articles of incorporation, as amended, any transfer of any share of capital stock of the Corporation will be void and of no legal effect if such transfer would result in (i) the ownership by five or fewer individuals of more than fifty percent of the aggregate value of all shares of capital stock of the Corporation or (ii) beneficial ownership of all shares of common stock would be held by less than 100 persons. Any shares of capital stock purported to be transferred in violation of these restrictions will be automatically transferred to the Corporation, as trustee, for the benefit of one or more charitable beneficiaries. A copy of the Corporation's articles of incorporation, as amended, including the foregoing restrictions on transfer, will be sent without charge to each shareholder who so requests."

                      ARTICLE VI.  ACTION BY SHAREHOLDERS
                      -----------------------------------

     1.   Shareholder Action by Unanimous Written Consent. Any action required
          ------------------------------------------------
or permitted to be taken at an annual or special meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice, and without a vote if the action is taken by written consent of the holders of at least 95% of the outstanding stock of each voting group entitled to vote thereon.

     2.   Record Date. For the purpose of determining the shareholders for any
          -----------
purpose other than for determining shareholders entitled to notice of and to vote at an annual or special shareholders meeting, the Board of Directors shall fix a record date, which shall be not more than seventy days before the date written notice of the record date is delivered to the shareholders. If no record date is set by the Board of Directors, the record date shall be determined as follows: for determining shareholders entitled to demand a special meeting, the record date is the date the first such demand is delivered to the Corporation; and for determining shareholders entitled to a share dividend, the record date is the date the Board of Directors authorizes the dividend. For determining shareholders entitled to notice of and to vote at an annual or special shareholders meeting the record date is as of the close of business on the date that is seven days after notice of the record date is first delivered or deemed delivered to the shareholders entitled to notice thereof; provided, however, that no record date shall occur within the last five calendar days of a calendar quarter. When a determination of the shareholders entitled to vote at any meeting has been made, that determination shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date. The Board of Directors shall fix a new record date if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Notwithstanding anything contained herein to the contrary, irrespective of whether prior action is required by the Board of Directors, the record date for determining shareholders entitled to take action without a meeting is the date a signed written consent is delivered to the Corporation by the holders of at least 95% of the outstanding stock of each voting group entitled to vote thereon.

     3.   Special Shareholder Meetings. No special meeting of the shareholders
          -----------------------------
of the Corporation shall occur within the last five calendar days of a calendar quarter.

               ARTICLE VII.  INITIAL REGISTERED OFFICE AND AGENT
               -------------------------------------------------

     The street address of the current registered office of the Corporation is 1200 South Pine Island, Plantation, Florida 33324, and the name of the Corporation's current registered agent at that address is CT Corporation Systems.

                   ARTICLE VIII.  INITIAL BOARD OF DIRECTORS
                   -----------------------------------------

     The Corporation shall have two directors initially. The number of directors may be either increased or diminished from time to time, as provided in the bylaws, but shall never be less than one. The names and street addresses of the initial directors are:

          Name                      Address
          ----                      -------

          Steven R. Day             1549 Ringling Boulevard, Third Floor
                                    Sarasota, Florida 34236

          Robert J. Wolsey          1549 Ringling Boulevard, Third Floor
                                    Sarasota, Florida 34236

                              ARTICLE IX.  BYLAWS
                              -------------------

     The power to adopt, alter, amend or repeal bylaws shall be vested in the Board of Directors and the shareholders, except that the Board of Directors may not amend or repeal any bylaws or article or provision thereof without the affirmative vote of the holders of the outstanding stock of each voting group entitled to vote thereon if the bylaws provide that they or such article or provision is not subject to amendment or repeal by the Board of Directors.

                            ARTICLE X.  AMENDMENTS
                            ----------------------

     The Corporation reserves the right to amend, alter, change or repeal any provision in these Articles of Incorporation in the manner prescribed by law, and all rights conferred on shareholders are subject to this reservation.

     IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this 29th day of October, 1999.

                                    __________________________________
                                    Steven R. Day, Secretary

                CERTIFICATE TO AMENDED AND RESTATED ARTICLES OF
                   INCORPORATION OF PINNACLE TOWERS III INC.

     The undersigned, Steven R. Day, Secretary of PINNACLE TOWERS III INC., a Florida corporation (the "Corporation"), does hereby certify as follows:

     1. In accordance with Sections 607.1006 and 607.1007 of the Florida Statutes, the foregoing Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors and by the holders of a majority of the Voting Common and Series A Preferred of the Corporation on October 28th, 1999. The number of votes cast for the amendment by the Corporation's shareholders, constitutes a sufficient number of votes to approve the amendment.


     2. The undersigned officer of the Corporation has been duly authorized to submit these Amended and Restated Articles of Incorporation of the Corporation to the Department of State of Florida for filing in accordance with Section 607.1007 of the Florida Statutes.


                                         PINNACLE TOWERS III INC.


                                         By:_________________________________
                                         Steven R. Day, Secretary

                                       16